UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _____________________________________________________________________________________
FORM 8-K
 _____________________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
April 27, 2022
 ___________________________________________________________________________________
GREENHILL & CO., INC.
(Exact name of registrant as specified in its charter)

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Commission File Number: 001-32147

Delaware	51-0500737
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

1271 Avenue of the Americas New York, New York	10020 (ZIP Code)
(Address of principal executive offices)
Registrant’s telephone number, including area code: (212) 389-1500
Former name or former address, if changed since last report: NOT APPLICABLE
  _____________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act
Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.01 per share	GHL	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) Greenhill & Co., Inc. (“Greenhill”) held its annual meeting of stockholders on April 27, 2022 (the “Annual Meeting”).
(b) At the Annual Meeting, Greenhill’s stockholders voted on (1) the election of directors, (2) an advisory vote to approve Greenhill’s named executive officer compensation, (3) the ratification of the selection of Ernst & Young LLP as Greenhill’s independent auditors for the fiscal year ending December 31, 2022 (4) a stockholder proposal for a special shareholder meeting improvement and (5) the approval of the Amended 2019 Equity Incentive Plan.
The votes cast by the holders of Greenhill’s common stock on each of the foregoing proposals were as follows:
Proposal 1 – Election of directors.
Greenhill’s stockholders elected the following five directors to each serve a one-year term. The final tabulation of votes with respect to each nominee for office was as follows:

Nominee	For	Withheld	Abstain	Broker Non-Votes
Scott L. Bok	13,388,663	299,943	1,165	3,375,257
Meryl D. Hartzband	13,522,770	163,955	3,046	3,375,257
John D. Liu	13,485,595	202,730	1,446	3,375,257
Ulrika M. Ekman	13,571,981	114,344	3,446	3,375,257
Kevin T. Ferro	13,521,201	165,374	3,196	3,375,257
Proposal 2 — Advisory vote to approve Greenhill’s named executive officer compensation.
Greenhill’s stockholders approved the non-binding, advisory vote on named executive officer compensation (“say-on-pay”) based upon the following final tabulation of votes:

For	Against	Abstain	Broker Non-Votes
13,179,795	501,914	8,062	3,375,257
Proposal 3 — Ratification of the selection of Ernst & Young LLP as Greenhill’s independent auditors for the fiscal year ending December 31, 2022.
Greenhill’s stockholders ratified the selection of Ernst & Young LLP as Greenhill’s independent auditors for the fiscal year ending December 31, 2022 based upon the following final tabulation of votes:

For	Against	Abstain	Broker Non-Votes
16,834,998	227,307	2,623	—
Proposal 4 — Stockholder Proposal - Special Shareholder Meeting Improvement
Greenhill’s stockholders voted against the Stockholder Proposal:

For	Against	Abstain	Broker Non-Votes
2,091,847	11,583,431	14,493	3,375,257
Proposal 5 — Approval of the Greenhill & Co., Inc. Amended 2019 Equity Incentive Plan
Greenhill’s stockholders voted for the approval of the Amended 2019 Equity incentive plan based upon the following final tabulation of votes:

For	Against	Abstain	Broker Non-Votes
8,795,708	4,880,818	13,245	3,375,257

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Greenhill & Co., Inc.

Date: May 3, 2022	By:	/s/ Gitanjali Pinto Faleiro
Name: Gitanjali Pinto Faleiro
Title: General Counsel & Corporate Secretary